THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

SUPPLEMENT TO THE PROSPECTUSES

VARIABLE EXECUTIVE LIFE (DATED MAY 1, 2012)

VARIABLE JOINT LIFE (DATED MAY 1, 2012)

Following the close of business on the last business day of 2012, and starting on your 2013 policy anniversary, this Supplement amends certain information in your Variable Executive Life Prospectus and/or Variable Joint Life Prospectus as indicated below.

The following rows in the Periodic Charges (Other than Portfolio Operating Expenses) table in the Variable Executive Life Prospectus are replaced as follows:

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Monthly Policy Charge—Mortality and Expense Risk Charge	Monthly, on each Monthly Processing Date	0.48% annually (monthly rate of 0.04%) of Policy Value less any Policy Debt for the first ten Policy Years and 0.05% (monthly rate of 0.00417%) thereafter[5]	0.90% annually (monthly rate of 0.075%) of Policy Value, less any Policy Debt

Footnote 5 of the Periodic Charges (Other than Portfolio Operating Expenses) table in the Variable Executive Life Prospectus has been replaced by the following:

[5]	For Policies without the Cash Value Amendment, the charge for Policy Years eleven and later is 0.03% annually (monthly rate of 0.0025%).

The following replaces the second paragraph under the “Charges and Expenses – Charges Against the Policy Value” section of the Variable Executive Life Prospectus:

The second part of the Monthly Policy Charge is the Mortality and Expense Risk Charge. The maximum amount of the charge is equal to an annual rate of 0.90% (0.07500% monthly rate) of the Policy Value, less any Policy Debt. Currently the charge is equal to an annual rate of 0.48% (0.04000% monthly rate) of Policy Value, less any Policy Debt, for the first ten Policy Years and 0.05% (0.00417% monthly rate) thereafter for Policies with the Cash Value Amendment, or 0.03% (0.00250% monthly rate) thereafter for Policies without the Cash Value Amendment. (See “Cash Value.”) The mortality risk is that Insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs, including other costs such as those related to marketing and distribution. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies, in which case the gain may be used for any Company purpose.

The following rows in the Periodic Charges (Other than Portfolio Operating Expense) table in the Variable Joint Life Prospectus are replaced as follows:

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Monthly Policy Charge—Cost of Insurance Charge[2,3]
Charge for one male and one female Insured, Issue Ages 45, Select Non-Smoker underwriting classification in the twelfth Policy Year (varies by Policy Year)[6]	Monthly, on each Monthly Processing Date	$0.025564 per year per $1,000 of net amount at risk in the twelfth Policy Year[6]	$0.783024 per year per $1,000 of net amount at risk in the twelfth Policy Year[7]
Monthly Policy Charge—Mortality and Expense Risk Charge
Monthly Policy Charge—Mortality and Expense Risk Charge—Invested Assets Component	Monthly, on each Monthly Processing Date	0.00% annually (monthly rate of 0.00000%) of the Policy Value less any Policy Debt	0.90% annually (monthly rate of 0.075%) of the Policy Value, less any Policy Debt

The following replaces the third paragraph under the “Charges and Expenses – Charges Against the Policy Value” in the Variable Joint Life Prospectus:

As part of the Monthly Policy Charge, we also deduct from the Policy Value the Mortality and Expense Risk Charge-Invested Assets Component. The maximum amount of the Invested Assets component is equal to an annual rate of 0.90% (0.075% monthly rate) of the Policy Value, less any Policy Debt. Currently the charge is equal to an annual rate of 0.00% (0.00000% monthly rate) of the Policy Value, less any Policy Debt. The mortality risk is that Insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs, including other costs such as those related to marketing and distribution. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies, in which case the gain may be used for any Company purpose.

Please read this Supplement carefully and keep it with your Prospectuses for future reference.

This Supplement is dated December 27, 2012.

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